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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 7, 2005

                           Health Fitness Corporation
             (Exact name of Registrant as Specified in its Charter)

                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


         0-25064                                              41-1580506
(Commission File Number)                                    (IRS Employer
                                                         Identification No.)

                      3600 American Boulevard W., Suite 560
                          Minneapolis, Minnesota 55431
              (Address of Principal Executive Offices and Zip Code)

                                 (952) 831-6830
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On June 7, 2005, the shareholders of Health Fitness Corporation (the "Company") approved the 2005 Stock Option Plan ("Plan"), which provides for the issuance of up to 3,500,000 shares of common stock pursuant to incentive and non-qualified stock option grants. The term of the Plan is until December 15, 2014. A copy of the Plan and the form of agreements used under the Plan are attached hereto as exhibits and incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

                (a)     Financial statements: None.

                (b)     Pro forma financial information: None.

                (c)     Exhibits:

                        10.1     2005 Stock Option Plan
                        10.2     Form of Incentive Stock Option Agreement
                        10.3     Form of Nonqualified Stock Option Agreement


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HEALTH FITNESS CORPORATION



                                         By  /s/ Wesley Winnekins
                                             ----------------------------------
Date: June 13, 2005                          Wesley Winnekins
                                             Chief Financial Officer


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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           HEALTH FITNESS CORPORATION
                            EXHIBIT INDEX TO FORM 8-K


Date of Report:                                            Commission File No.:
June 7, 2005                                                            0-25064

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                           HEALTH FITNESS CORPORATION

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
Exhibit Number  Description
    10.1        2005 Stock Option Plan.
    10.2        Form of Incentive Stock Option Agreement
    10.3        Form of Nonqualified Stock Option Agreement